UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2010

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

SIGNATURES		6

EXHIBIT INDEX		7

EXHIBIT

99.1	EMPLOYMENT AGREEMENT, DATED JANUARY 5, 2010, BETWEEN THOMAS J. DUNN AND QUADRAMED CORPORATION.

99.2	INDUCEMENT STOCK OPTION AGREEMENT, DATED JANUARY 5, 2010, BETWEEN THOMAS J. DUNN AND QUADRAMED CORPORATION.

99.3	PROPRIETARY INFORMATION AND NON-COMPETITION AGREEMENT, DATED JANUARY 5, 2010, BETWEEN THOMAS J. DUNN AND QUADRAMED CORPORATION.

99.4	QUADRAMED CORPORATION PRESS RELEASE, DATED JANUARY 5, 2010.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 5, 2010, QuadraMed Corporation (the “Company”) announced Thomas J. Dunn’s appointment as the Company’s Senior Vice President, Sales and Marketing, effective January 5, 2010.

Mr. Dunn (49) joins the Company from CareMedic Corporation, where he was vice president and executive team member from 2007 to 2009. From 2004 to 2007, he served as senior vice president at Eclipsys Corporation, where he directed domestic and international sales and account management. Mr. Dunn began his career at Shared Medical Systems (SMS), which is now part of Siemens Medical Solutions USA. During his 22 years at SMS, he held a variety of positions with steadily increasing leadership responsibilities, culminating in his role as the national vice president of IT Solutions. Mr. Dunn holds a Bachelor of Science degree in economics and business administration from Ursinus College in Collegeville, Penn.

In connection with Mr. Dunn’s appointment, Steven V. Russell’s service to the Company will terminate on January 29, 2010. Mr. Russell has served as the Company’s Senior Vice President, Corporate Development. Under the terms of Mr. Russell’s Employment Agreement, as amended, such termination will constitute an involuntary termination.

In connection with Dunn’s appointment as Senior Vice President, Sales and Marketing, the Company and Mr. Dunn have entered into an Employment Agreement, Inducement Stock Option Agreement and Proprietary Information and Non-Competition Agreement. The Employment Agreement, effective January 5, 2010, includes the following material provisions:

•	One-year initial term, automatically renewable for one-year extensions, unless either party provides advance written notice;

•	Signing bonus of $25,000;

•	Annual base salary of $240,000;

•	Eligibility for annual incentive compensation bonus up to 37.5% of his then-current annual base salary, starting in 2010;

•

Eligibility for up to $150,000 (or such higher amount as the Chief Executive Officer, Compensation Committee and/or Board may determine in their sole discretion) in annual sales commissions under the Company’s Sales Compensation Plan or any replacement commission plan (the “Sales Compensation Plan”) in the event that “on target” sales are achieved under such Sales Compensation Plan, starting with the 2010 calendar year;

•	Grant of 70,000 non-qualified stock options (details of this grant are provided in the Inducement Stock Option Agreement);

•	Reimbursement of Mr. Dunn’s customary, ordinary and necessary business expenses;

•

In the event of an Involuntary Termination (other than a Termination for Cause (as defined in the employment agreement)) and not in connection with a Change in Control (as defined in the employment agreement), Mr. Dunn will receive severance benefits of:

•	12 months of his then-current annual rate of base salary paid in 12 equal monthly installments;

•

his bonus payable under the Company’s then-current incentive compensation plan (“ICP”) for the year in which such termination occurred (calculated as if Mr. Dunn fully achieved any goals necessary for his full ICP payment and based upon the Company’s actual achievement of its goals under the ICP), pro-rated through the date of such termination, paid in a lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of Mr. Dunn’s termination, but in no event later than March 15th of the year following the year of Mr. Dunn’s involuntary termination; and

•	12 months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee.

•	In the event of an Involuntary Termination (other than a Termination for Cause) occurring in connection with, or within 6 months of a Change in Control, Mr. Dunn will receive severance benefits of:

•

a severance payment, payable in a lump sum or 12 equal monthly installments, of (i) 12 months of his then-current annual rate of base salary and (ii) his maximum bonus payable under the ICP for the year in which such termination occurred (calculated as if Mr. Dunn and the Company each fully achieved any goals necessary for such full ICP payment); and

•	12 months of the same health plan participation to which he (and his dependents, as applicable) had been entitled as an employee.

The Inducement Stock Option Agreement, effective January 5, 2010, includes the following material provisions:

•	70,000 stock options with a grant date of January 5, 2010; exercisable for a period of ten years at an exercise price equal to the closing price of the Company’s Common Stock as of January 5, 2010;

•

Vesting: one-fourth (25%) of the options vest on January 5, 2011 and the remaining three-fourths (75%) of the options vest in a series of thirty-six (36) equal monthly installments upon Mr. Dunn’s completion of each month of employment after January 5, 2011; and

•	Vesting accelerates upon an Involuntary Termination (other than a Termination for Cause) or a Change in Control (as such terms are defined in the Inducement Stock Option Agreement).

The Proprietary Information and Non-Competition Agreement, effective January 5, 2010, includes the following material provisions:

•	Confidentiality provisions for the employment term and seven years post-termination;

•

Assignment of any intellectual property related to the Company developed during the employment term and within one year post-termination; disclosure obligations and duty to assist the Company in the preservation of such intellectual property rights during the employment term and seven years post-termination;

•	Non-disparagement; and

•

Prohibition on competition during the employment term and prohibition on employment with enumerated competitors and vendors and the solicitation of employees or customers during the employment term and for one year post-termination.

The foregoing descriptions of the Employment Agreement, Inducement Stock Option Agreement and Proprietary Information and Non-Competition Agreement are qualified in their entirety by reference to such agreements, the full text of which are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and all are incorporated herein by reference in response to this Item 5.02. A copy of the Press Release is furnished as Exhibit 99.4 and is incorporated herein by reference in response to this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1	Employment Agreement, dated January 5, 2010 between Thomas J. Dunn and QuadraMed Corporation.

Exhibit 99.2	Inducement Stock Option Agreement, dated January 5, 2010, between Thomas J. Dunn and QuadraMed Corporation.

Exhibit 99.3	Proprietary Information and Non-Competition Agreement, dated January 5, 2010, between Thomas J. Dunn and QuadraMed Corporation.

Exhibit 99.4	QuadraMed Corporation Press Release, dated January 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2010

QuadraMed Corporation

/S/ DAVID L. PIAZZA
David L. Piazza,
Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement, dated January 5, 2010, between Thomas J. Dunn and QuadraMed Corporation.

99.2	Inducement Stock Option Agreement, dated January 5, 2010, between Thomas J. Dunn and QuadraMed Corporation.

99.3	Proprietary Information and Non-Competition Agreement, dated January 5, 2010, between Thomas J. Dunn and QuadraMed Corporation.

99.4	QuadraMed Corporation Press Release, dated January 5, 2010.